                                                                   EXHIBIT 1(b)

                                       $
                         First Chicago NBD Corporation
                            (a Delaware Corporation)

                     Medium-Term Notes, Series [ ] Due More
                        Than 9 Months from Date of Issue


                             DISTRIBUTION AGREEMENT


                                                                          [Date]


[Agents and addresses]


Dear Sirs:

          First Chicago NBD Corporation (the "Company") confirms its agreement with each of you with respect to the issue and sale by the Company of up to $ aggregate principal amount of its Medium-Term Notes (the "Securities"). The Securities are to be issued pursuant to either (i) an indenture dated as of December 1, 1995, between the Company and Marine Midland Bank, as trustee (the "Senior Indenture"); or (ii) an indenture dated as of December 1, 1995 (the "Subordinated Indenture"), between the Company and The Chase Manhattan Bank (National Association), as trustee. The Senior Indenture and the Subordinated Indenture are referred to collectively herein as the "Indentures" or individually as the "Indenture". All references herein to the "Trustee" shall mean the trustee under either the Senior Indenture or the Subordinated Indenture, as applicable.

          Subject to the terms and conditions stated herein, the Company hereby
(i) appoints each of you as agent of the Company for the purpose of soliciting purchases of the Securities from the Company by others and (ii) agrees that whenever the Company determines to sell Securities directly to any of you as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 2(b) hereof.

          The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (No. 33-      ) relating to
the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act"). Such registration statement has been declared effective by the Commission, and the Indentures have been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement and the prospectus filed pursuant to Rule 424(b)(2) or
(5) under the 1933 Act, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively.

          SECTION  1.  Representations and Warranties.
                       ------------------------------
(a) The Company represents and warrants to you as of the date hereof, as of the Closing Time and each Settlement Date hereinafter referred to, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) and when any supplement to the Prospectus is filed with the Commission (in each case a "Representation Date"), as follows:

          (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act, the rules and regulations thereunder (the "Regulations") and the 1939 Act. The Registration Statement, at the time the Registration Statement became effective did not, and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               ---------
     however, that the representations and warranties in this subsection shall
     -------
     not apply to (y) statements in or
     omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by you expressly for use in the Registration Statement or Prospectus or (z) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee.

         (ii) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus (as amended or restated as indicated in the Prospectus) present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; and except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

        (iii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or in any document incorporated therein by reference or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (B) there have been no material transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which would be required to be disclosed by the Company in a report filed with the Commission pursuant to the 1934 Act or in a registration statement filed with the Commission pursuant to the 1933 Act.

              (iv)  Each of the Company and each subsidiary       of the Company
     with assets having a book value equal to or greater than 5% of the total book value of all assets of the Company as of the date of its most recent financial statements contained in a report filed with the Commission pursuant to the 1934 Act (a "Subsidiary") has been duly incorporated and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.

          (v) All the outstanding shares of capital stock of each Subsidiary (except for director qualifying shares) have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. (S) 55) nonassessable, and are owned by the Company free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

         (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (or in a document incorporated therein by reference) and the shares of issued and outstanding Common Stock described therein have been duly authorized and validly issued and are fully paid and nonassessable.

        (vii) The Company is not in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound; and the execution and delivery of this Agreement, the Indentures and each applicable Terms Agreement, if any, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action, will not conflict with the charter or by-laws of the Company and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture or other agreement or instrument to which the Company or, to the knowledge of the Company, any of its subsidiaries is a party or bound or to which any of the property or assets of the Company or, to the knowledge of the Company, any of its subsidiaries is subject, or any law, order or regulation of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

       (viii) The Indentures have been duly authorized,   executed and
     delivered, have been duly qualified under the 1939 Act, and constitute legal, valid and binding instruments enforceable against the Company in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity limiting the availability of remedies); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the applicable Indenture and delivered and paid for pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity limiting the availability of remedies) entitled to the benefits of the applicable Indenture.

         (ix) To the best knowledge of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or the document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize the matters therein described as of the date thereof.

          (x) This Agreement has been duly authorized, executed and delivered by the Company.

          (xi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement and such other approvals as have been obtained.

        (xii) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(b) Any certificate signed by any officer of the Company and delivered to you or to your counsel in connection with an offering of Securities shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

          SECTION 2. Solicitations as Agent; Purchases as Principal. (a)
                     ----------------------------------------------
Solicitations as Agent.  On the basis of the representations and warranties
----------------------
herein contained, but subject to the terms and conditions herein set forth, each of you agrees, as agent of the Company, to use your best efforts to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus. You are hereinafter sometimes referred to, in your capacity as agents, as the "Agents". The Company reserves the right from time to time to sell Securities on its own behalf directly to investors, provided that the Company shall furnish the Agents with reasonable advance notification of any domestic offering of such Securities. Commissions will not be paid on Notes sold directly by the Company.

          The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Securities commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, you will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised you that such solicitation may be resumed.

          The Company agrees to pay you a commission, in the form of a discount, equal to the percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by you as set forth in Schedule A hereto.

          The Company may accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Company shall not have solicited such
               --------
offers, (ii) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement if such agent were an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement) and (iii) the Company shall notify the Agents prior to the execution of any such agreement and shall provide the Agents with a copy of such agreement promptly following the execution thereof.

          As an Agent, each of you is authorized to solicit orders for the Securities only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 at a purchase price equal to 100% or a percentage of their principal amount otherwise specified. You shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by you as Agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. You shall have the right to reject any offer to purchase the Securities received by you in whole or in part, and any such rejection shall not be deemed a breach of your agreement contained herein.

          (b) Purchases as Principal.  Each sale of Securities to you as
              ----------------------
principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Securities to and the purchase and reoffering thereof by you. Each such separate agreement (which may be an oral agreement confirmed in writing) is herein referred to as a "Terms Agreement". Each written Terms Agreement may be substantially in the form of Exhibit A hereto and may be transmitted to you in any generally accepted form of telecommunication. Your commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by you pursuant thereto, the price to be paid to the Company for such Securities, the initial public offering price, if any, at which the Securities are proposed to be reoffered, and the time and place of delivery of and payment for such Securities (the "Settlement Date"). Such Terms Agreement shall also specify any requirements for opinions of counsel and letters from Arthur Andersen LLP pursuant to Section 5 hereof, any exception to Section 3(k) and any other provision agreed to by the parties thereto. The Agents may offer the Notes they have purchased as principal to other dealers. The Agents may sell Notes to any dealer at a discount and, unless otherwise specified in the applicable Pricing Supplement, such discount allowed to any dealer will not be in excess of the discount to be received by such Agent from the Company. Unless otherwise indicated in the applicable Pricing Supplement, any Note sold to an Agent as principal will be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to any agency sale of a Note of identical maturity, and may be resold by the Agent to investors and other purchasers from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale or may be resold to certain dealers as described above. After the initial public offering of Notes to be resold to investors and other purchasers on a fixed public offering price basis, the public offering price, concession and discount may be changed.

          (c) Procedures. Administrative procedures respecting the sale of
              ----------
Securities are attached to this Agreement as Exhibit B (the "Procedures"). You and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.

          (d) Delivery.  The documents required to be delivered by Section 5
              --------
hereof shall be delivered at Closing Time at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, on the date hereof, or at such other time as you and the Company may agree upon in writing (the "Closing Time").

          SECTION 3. Covenants of the Company.  The Company covenants with you
                     ------------------------
as follows:

          (a) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, immediate notice shall be given, and confirmed in writing, to you to cease the solicitation of offers to purchase the Securities in your capacity as Agent and to cease sales of any Securities you may then own as principal, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

          (b) on or prior to the date on which there shall be released to the general public interim financial statement information relating to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to you, and as promptly as is practicable thereafter confirm such information in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference capsule financial information with respect to the results of operations of the Company for the period between the end of the preceding fiscal year and the end of such quarter or for such fiscal year, as the case may be, and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the 1933 Act or the Regulations; provided, however, that if on the date of such release you shall
             --------  -------
have suspended solicitation of purchases of the Securities in your capacity as Agent pursuant to a request from the Company, and shall not then hold any Securities as principal pursuant to a Terms Agreement, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Securities should be resumed or shall subsequently enter into a new Terms Agreement with you.

          (c) on or prior to the date on which there
shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the Regulations; provided, however, that if on
                                                --------  -------
the date of such release you shall have suspended solicitation of purchases of the Securities in your capacity as Agent pursuant to a request from the Company, and shall not then hold any Securities as principal pursuant to a Terms Agreement, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Securities should be resumed or shall subsequently enter into a new Terms Agreement with you.

          (d) As soon as practicable and in any event not later than the date on which a report containing such earnings statement is required to be filed with the Commission under the 1934 Act the Company will make generally available to its security holders earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the period beginning not later than the effective date of the Registration Statement (as defined in Rule 158).

          (e) The Company will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than a supplement that does not relate to the Securities), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing.

          (f) The Company will notify you immediately of (i) the effectiveness of any amendment to the Registration Statement, (ii) the mailing or the delivery to the Commission for filing of any supplement to the Prospectus (other than a supplement that does not relate to the Securities) or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain as soon as possible the withdrawal thereof.

          (g) The Company will deliver to you as many signed and conformed copies of the Registration Statement (as originally filed) and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request. The Company will furnish to you as many copies of the Prospectus (as amended or supplemented) as you shall reasonably request so long as you are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Securities.

          (h) The Company will furnish to you, at the earliest time the Company makes the same available to others, copies of its annual reports and other financial reports furnished or made available to the public generally.

          (i) The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall
                                    --------  -------
not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

          (j) The Company, during the period when the

Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

          (k) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company (including Securities) with terms substantially similar to the Securities being purchased pursuant to such Terms Agreement, except as may otherwise be provided in any such Terms Agreement.

          (1) The Company agrees that it will not require any purchaser of Securities from an Agent to consummate the purchase of such Securities if to the best of the knowledge of the Company on the date of purchase (i) the representations and warranties in Sections 1(a)(i), (ii) and (iii) herein are not true and correct with the same force and effect on the date of such purchase from an Agent as they had been as of the Closing Date or (ii) there has been any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) between the date of an offer to purchase and the date on which such Securities are to be purchased from the Agents.

          SECTION 4. Payment of Expenses.  The Company will pay the following
                     -------------------
expenses incident to the performance of its obligations under this Agreement, including: (i) all expenses relating to the preparation and filing of the Registration Statement and all amendments thereto, (ii) the costs of the preparation, issuance and delivery of the Securities, (iii) the reasonable fees and disbursements of the Company's accountants and of the Trustees, (iv) the costs of the qualification of the Securities under securities laws in accordance with the provisions of Section 3(i), including filing fees and the reasonable fees and disbursements of your counsel in connection therewith and in connection with the preparation of any blue sky survey and any legal investment survey, (v) the costs of the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the costs of the printing and delivery to you of copies of the Indenture and any blue sky survey and legal investment survey, (vii) any fees charged by rating agencies for the rating of the Securities and (viii) the fees and expenses, if any, incurred with respect to any filing relating to the Securities with the National Association of Securities Dealers, Inc.

          The Company shall also reimburse the Agents for the reasonable fees and disbursements of counsel for the Agents and any advertising and other out-of-pocket expenses incurred with the approval of the Company.

          SECTION 5. Conditions of Obligations of the Agents.  Your obligations
                     -------------------------------- ------
to solicit offers to purchase the Securities as Agent of the Company and your obligations to purchase Securities pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

          (a) No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Agent, shall be contemplated by the Commission.

          (b) Neither the Registration Statement nor the Prospectus, as amended or supplemented as of the Closing Time or the Settlement Date, as the case may be, shall contain any untrue statement of fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) There shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which materially impairs in the reasonable judgement of the Agents the investment quality of the Securities,
(ii) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), (iii) any suspension or limitation of trading in securities generally or on the

New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter-market, (iv) any banking moratorium declared by Federal or New York authorities, or (v) any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets of the United States, in the reasonable judgment of an Agent, makes it impracticable to market the Securities or enforce contracts for the sale of the Securities.

          (d) At the date hereof, at Closing Time and at each Settlement Date with respect to any applicable Terms Agreement, if required by such Terms Agreement, you shall have received:

          (1) The opinion, dated as of such date, of Sherman I. Goldberg, Esq., Executive Vice President, Secretary and General Counsel to the Company, in form and substance satisfactory to you and your counsel, to the effect that:

               (i) each of the Company and each subsidiary of the Company with assets having a book value equal to or greater than 5% of the total book value of all assets of the Company as of the date of its most recent financial statements contained in a report filed with the Commission pursuant to the Exchange Act (collectively, the "Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and the Company is duly organized as a bank holding company under the Bank Holding Company Act of 1956, as amended;

               (ii) all the outstanding shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. (S) 55) nonassessable, and except as otherwise set forth in the Prospectus, are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

              (iii) the Company's authorized equity capitalization is as set forth or incorporated in the Prospectus; the Securities conform to the description thereof contained in the Prospectus;

               (iv) the Indentures have been duly authorized, executed and delivered, have been duly qualified under the Trust Indenture Act, and constitute legal, valid and binding instruments enforceable against the Company in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity limiting the availability of remedies); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the applicable Indenture and delivered to and paid for pursuant to this Agreement will constitute legal, valid and binding obligations of the Company (subject, as to enforcement of remedies to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity limiting the availability of remedies) entitled to the benefits of the applicable Indenture;

                (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the

          Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters as of the date thereof;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Prospectus, and Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (vii) this Agreement has (and, if the opinion is being given pursuant to Section 6(c), the applicable Terms Agreement has) been duly authorized, executed and delivered by the Company;

             (viii) no consent, approval, authorization     or order of any
          court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

               (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

          In rendering such opinion, such counsel may rely (A) as to the matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to your counsel and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

          (2) The opinion of Cravath, Swaine & Moore, counsel to the Agents, with respect to the issuance and sale of the Securities, the Indentures, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) At Closing Time and at each Settlement Date with respect to any Terms Agreement, there shall not have been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the President, an Executive Vice President, the Chief Financial officer, the Treasurer or the Assistant Treasurer of the Company, dated as of the Closing Time or such Settlement Date, to the effect that (i) there has been no such material adverse change, (ii) the other representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though expressly made on and as of the date of such certificate,
(iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

          (f) At the date hereof, at Closing Time and at each Settlement Date with respect to any Terms Agreement, if required by such Terms Agreement, you shall have received from Arthur Andersen LLP, a letter, dated the date hereof, the Closing Time or such Settlement Date, as the case may be, in form and substance satisfactory to you, confirming that they are independent accountants within the meaning of the 1933 Act and the 1934 Act and the respective applicable published rules and regulations thereunder and stating in effect that:

            (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

           (ii) on the basis of a reading of the amounts included or incorporated in the Registration Statement and the Prospectus in response to Item 301 of Regulation S-K and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

               (l) the amounts in the unaudited "Summary Consolidated Financial Data", if any, included in the Prospectus, and the amounts in the "Selected Financial Data" included or incorporated in the Registration Statement and the Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

               (2) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

               (3) with respect to the report subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock or long-term debt (other than scheduled repayments of such debt or changes resulting from foreign currency translation rate fluctuations) or any decrease in total capital of the Company, the Company and its subsidiaries, as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated on the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net interest income or income before income taxes of the Company and its subsidiaries, or net income of the Company and its subsidiaries except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

              (4) the amount included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; and

           (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in items 1, 6, 7 and 11 of the Company's annual report on Form 10-K incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in any of the Company's quarterly reports on Form 10-Q incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

           (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     (g) At the date hereof, at Closing Time and at each Settlement Date with respect to any applicable Terms Agreement, your counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and your counsel.

          If any condition specified in this Section shall not have been fulfilled, this Agreement and any Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time or applicable Settlement Date, and such termination shall be without liability of any party to any other party, except that the covenants set forth in Section 3(d) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreement set forth in Sections 7 and 8 hereof, and the provisions of Sections 10 and 13 hereof shall remain in effect.

          SECTION 6. Additional Covenants of the Company.  The Company covenants
                     -----------------------------------
and agrees that:

          (a) Each acceptance by it of an offer for the purchase of Securities, and each sale of Securities to you pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or you, of the Securities or Securities relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

          (b)  Each time that the Registration   Statement or the Prospectus
     shall be amended or supplemented (other than by an amendment or supplement providing solely for an offering of securities other than the Securities or a change in the interest rates of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes) or there is filed with the Commission any document incorporated by reference into the Prospectus or, if so indicated in the applicable Terms Agreement, the Company sells Securities to you pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to you forthwith a certificate in form satisfactory to you to the effect that the statements contained in the certificate referred to in Section 5(e) hereof which was last furnished to you are true and correct at the time of such amendment or supplement or filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and Prospectus as amended and supplemented to such time), or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

          (c) Each time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document incorporated by reference in the Prospectus (but only upon reasonable request from you with respect to an amendment or supplement (i) that does not relate to the Securities, (ii) providing solely for a change in the interest rates of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter) or, if so indicated in the applicable Terms Agreement, the Company sells securities to you pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you and your counsel a written opinion of Sherman I. Goldberg, Esq., Executive Vice President, Secretary and General Counsel to the Company, or other counsel satisfactory to you, dated the date of delivery of such opinion, in form satisfactory to you, of the same tenor as the opinion referred to in Section 5(d) hereof but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to you shall furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

          (d) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than information consisting of quotations of historical exchange rates) or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information (other than information consisting of quotations of historical exchange rates) or, if so indicated in the applicable Terms Agreement, the Company sells Securities to you pursuant to a Terms Agreement, the Company shall cause Arthur Anderson LLP forthwith to furnish you a letter, dated the date of filing of such amendment, supplement or document with the Commission, or the date of such sale, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 5(f) hereof with such changes as may be necessary to reflect the amended and supplemented financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however,that if the Registration
                              --------  -------
     Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Arthur Andersen LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in your reasonable judgment, such letter should cover such other information.

          SECTION 7. Indemnification. (a) The Company agrees to indemnify and
                     ---------------
hold harmless you and each person, if any, who controls you within the meaning of the 1933 Act or the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such, untrue statement of omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto);

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid by you in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information furnished by you as aforesaid) if such settlement is effected with the written consent of the Company; and

         (iii) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information furnished by you as aforesaid), to the extent that any such expense is not paid under (i) or
     (ii) above.

          Notwithstanding the foregoing, the indemnity provided in (i), (ii) and
(iii) above with respect to the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) shall not inure to the benefit of any Agent (or any person controlling such Agent within the meaning of the 1933 Act or the 1934 Act) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (as amended or supplemented) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery was required by the 1933 Act and the untrue statement or omission of a material fact contained in the Registration Statement or Prospectus was corrected by an amendment or supplement to the Prospectus.

          (b) You agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          SECTION 8. Contribution.  In order to provide for just and equitable
                     ------------
contribution in circumstances in which the indemnity agreement provided for in section 7 is for any reason held to be unavailable to you other than in accordance with its terms, the Company and you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and you in such proportions that you are responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by you to the date of such liability bears to the total sales price received by the Company from the sale of Securities to the date of such liability, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent
             --------  -------
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls you within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as you, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the company within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Company.

          SECTION 9. Status of the Agent.  In soliciting purchases of the
                     -------------------
Securities from the Company, you are acting solely as Agent for the Company and not as principal. You will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by you and accepted by the Company but you shall not have any liability to the Company in the event any such purchase is not consummated for any reason.

          SECTION 10.  Representations, Warranties and Agreements to Survive
                       -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
---------
Agreement or any Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of you or any controlling person, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Securities.

          SECTION 11.  Termination.  This Agreement may be terminated for any
                       -----------
reason, at any time by either party hereto upon the giving of 30 days' written notice of such termination to the other party hereto. The Company may terminate this Agreement with respect to any Agent immediately upon notice to such Agent if there has been a material breach of this Agreement by such Agent. You may also terminate any Terms Agreement, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by the order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agent shall be entitled to any commissions earned in accordance with the third paragraph of Section 2(a) hereof, (ii) if at the time of termination (A) the Agent shall own any of the Securities with the intention of reselling them or (B) an offer to purchase any of the Securities has been accepted by the Company but the time of delivery to the purchaser or his agent of the Securities has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Securities are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 3(d) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreement set forth in Sections 7 and 8 hereof, and the provisions of Sections 10 and 13 hereof shall remain in effect.

          SECTION 12.  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to each of [Agents and addresses]; notices to the Company shall be directed to it at One First National Plaza, Suite 0460, Chicago, Illinois 60670, attention of the Treasurer.

          SECTION 13.  Parties.  This Agreement and any Terms Agreement shall
                       -------
inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

          SECTION 14.  Additional Agent.  Upon five days notice to the Agents,
                       ----------------
the Company may add an additional agent. Upon such notice, the Agents agree to enter into a Distribution Agreement which shall include such additional agent.

          SECTION 15.  Governing Law.  This Agreement and the rights and
                       -------------
obligations of the parties created hereby shall be governed by the laws of the State of New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.


                         Very truly yours,

                         FIRST CHICAGO NBD CORPORATION,


                         By ________________________
                         Title: Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

[AGENTS]

By ___________________________
   Title: